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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2002

                        Commission file number 001-13641

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                                   95-3667491
                        (IRS Employer Identification No.)


        330 North Brand Boulevard, Suite 1100, Glendale, California 91203
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 662-5900
              (Registrant's Telephone Number, Including Area Code)

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Item 4. Changes in Registrant's Certifying Accountant

(a)  Dismissal of previous independent accountants

     (i) On May 28, 2002, Pinnacle Entertainment, Inc. ("Pinnacle Entertainment") dismissed Arthur Andersen LLP, ("Andersen") as its independent public accountants. Pinnacle Entertainment's Audit Committee of the Board of Directors participated in and approved the decision to dismiss Andersen.

    (ii) The reports of Andersen on the financial statements of Pinnacle Entertainment for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   (iii) During the two most recent fiscal years and through May 28, 2002, there have been no disagreements between Pinnacle Entertainment and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on Pinnacle Entertainment's financial statements for such periods.

    (iv) During the two most recent fiscal years and through May 28, 2002, there have been no reportable events (as defined in Item 304(a) (1)
          (v) of Regulation S-K).

     (v) At the request of Pinnacle Entertainment, Andersen furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated May 29, 2002, is filed as Exhibit 16 to this Form 8-K.

Item 5. Other Events

Pinnacle Entertainment named Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants on May 28, 2002. Their engagement is subject to the completion of Deloitte & Touche's customary client acceptance procedures. During the two most recent fiscal years and through May 28, 2002, neither Pinnacle Entertainment nor anyone acting on its behalf has consulted with Deloitte & Touche regarding the matters described in, and required to be disclosed pursuant to, Item 304 (a) (2) (i) or Item 304 (a) (2) (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c)  Exhibit 16  Letter from Arthur Andersen LLP to the Securities and Exchange
                 Commission, dated May 29, 2002.






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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
         (Registrant)

By:       /s/ Bruce C. Hinckley                             Dated:  May 30, 2002
         ---------------------------
         Bruce C. Hinckley
         Senior Vice President
         and Chief Financial Officer
         (Principal Financial and
           Accounting Officer)








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                                  Exhibit Index

Exhibit  Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 29, 2002.